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LINCOLN LIFE (logo)                                                Exhibit 4(h)


                                                    MultiFund(R) Group Variable
                                                        Annuity Enrollment Form

PO Box 2212
Fort Wayne IN 46801-2212
Tel. 800-4LINCOLN (800-454-6265)

                                        Draft
                                       3/31/98


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
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General         Employer/Plan's name
Information     --------------------------------------------------------------------------------------------------------------------
                Remitter no.                               Plan code no. (if known)
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Participant     Participant's name                                                                       [ ]  Male       [ ]  Female
Information     --------------------------------------------------------------------------------------------------------------------
                Social Security no.                        Date of birth (mm/dd/yy)
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                Address
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                City, State, ZIP
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                Home phone no.                             Work phone no.
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Contribution    Date of hire (mm/dd/yy)                    Annual salary $
Information     --------------------------------------------------------------------------------------------------------------------
                Recurring annual contribution $            Single contribution $
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                Indicate by percentage or dollar amount to which asset account(s) contributions should be processed and indicate the contribution frequency.*

                *Contribution frequency selections: Annual, Semi-annual, Quarterly, Bi-Monthly, Monthly, Bi-Weekly, Weekly
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
                Asset Account                                                                         Contribution frequency
                Employee deferred compensation       $ ______________________ or _____________%     ___________________________
                Employee elective deferral           $ ______________________ or _____________%     ___________________________
                Employee excess elective deferral    $ ______________________ or _____________%     ___________________________
                Employee mandatory                   $ ______________________ or _____________%     ___________________________
                Emp/oyer contribution                $ ______________________ or _____________%     ___________________________
                Employer discretionary               $ ______________________ or _____________%     ___________________________
                Employee matching                    $ ______________________ or _____________%     ___________________________

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
Allocation of   Indicate below how your contribution should be allocated. Percentage amounts must be in whole percentages and total
Contributions   100%.

                ________% Growth & Income                       ________% Equity Income
                ________% Bond                                  ________% Aggressive Growth
                ________% Money Market                          ________% Trend Series
                ________% Managed                               ________% Decatur Total Return Series
                ________% Special Opportunities                 ________% Growth & Income
                ________% Global Asset Allocation               ________% Global Bond Series
                ________% Social Awareness                      ________% Fixed
                ________% International                            100  % Total

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White copy-Lincoln Life     Yellow copy-Representative    Pink copy-Client

Lincoln National Life Insurance Co. is a part of Lincoln National Corp. FOD Form 29020 5/98

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Beneficiary      [_] Married participant - If married, your spouse must be your
Designation          primary beneficiary. To designate otherwise, you must
                     submit your spouse's written consent on a form provided by your employer.

                     Name                                                 100%
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                     Social Security no.                Date of birth
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                 [_] Unmarried participant

                     [_] Primary   [_] Contingent
                     Name                               Soc. Sec. no.
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                     Relationship                   %   Date of birth
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                     [_] Primary   [_] Contingent
                     Name                               Soc. Sec. no.
                     -----------------------------------------------------------
                     Relationship                   %   Date of birth
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                     Note: Your employer may keep your beneficiary designation
                           on file. If so, you should provide all beneficiary changes to your employer.
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Telephone        You, the participant, authorize and direct Lincoln Life to
Transfer         accept telephone instructions from any person who can furnish
Authorization    proper identification to shift units from any subaccount to any other subaccount and/or to change the allocation of future
Attach an        contributions. You also agree that Lincoln Life is not
additional       responsible for any loss arising from any telephone exchange or
sheet if         change in allocation of future contributions.
necessary.
                 If telephone privileges, are not desired, please indicate in the "Special Remarks" section below.

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Special Remarks






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Signatures       By signing below you, the participant, certify that you
                 understand investment options available in your employer's
This enrollment  pension plan and that you have received a prospectus explaining
form must be     the expenses and charges of the options. You agree that the
signed and       options you selected satisfy your investment objectives and
submitted to     agree to the conditions provided in the "Telephone Transfer
your employer.   Authorization" section.

                 Participant's signature                              Date
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                 Registered representative's name (please print)
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                 Registered representative's
                 signature                                            Date
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                 SA code                     PC code                  Mail code
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